UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 30, 2008
NEENAH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-52681 (Commission File Number)	25-1618281 (IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
NEENAH FOUNDRY COMPANY
(Exact name of registrant as specified in its charter)

WISCONSIN	333-28751	39-1580331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2121 BROOKS AVENUE
P.O. BOX 729
NEENAH, WISCONSIN 54957
(Address of Principal executive offices, including Zip Code)
(920) 725-7000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 4.1
Exhibit 4.2
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3

Item 8.01 Other Events.
Senior Secured Notes
On September 30, 2008, Neenah Foundry Company (the “Company”), an indirect wholly-owned subsidiary of Neenah Enterprises, Inc., and its wholly-owned subsidiary Morgan’s Welding, Inc. (formerly known as Neenah Welding, Inc.) (“Morgan’s Welding”) entered into a Supplemental Indenture (the “Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., (formerly The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”). The Supplemental Indenture was entered into in connection with the previously announced acquisition by the Company of substantially all of the business and assets of Morgan’s Welding, and makes Morgan’s Welding a guarantor of the Company’s obligations under the Indenture, dated as of December 29, 2006, for the 9 1/2% Senior Secured Notes due 2017 (the “9 1/2% Senior Secured Notes”), by and among the Company, the guarantors named therein, and the Trustee.
A copy of the Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
In addition, on September 30, 2008, Morgan’s Welding entered into a First Supplement to Intercreditor Agreement with Bank of America, N.A. (“Bank of America”) and the Trustee. The First Supplement to Intercreditor Agreement adds Morgan’s Welding as a party to the Intercreditor Agreement, dated as of December 29, 2006, among Bank of America, the Trustee, the Company and certain grantors (as defined therein) (the “Intercreditor Agreement”) and binds Morgan’s Welding by the provisions of the Intercreditor Agreement to the same extent as the Company and each other grantor is bound.
A copy of the First Supplement to Intercreditor Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
On September 30, 2008, the Company and Morgan’s Welding also entered into the following additional agreements granting security interests in certain assets securing the 9 1/2% Senior Secured Notes: (1) Security Agreement, dated as of September 30, 2008, by Morgan’s Welding in favor of the Trustee and (2) Pledge Amendment, dated as of September 30, 2008, by the Company in favor of the Trustee.
A copy of the Security Agreement and Pledge Amendment are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Senior Subordinated Notes
On September 30, 2008, Morgan’s Welding executed a Note Guaranty (the “Note Guaranty”) in favor of Tontine Capital Partners, L.P. (“Tontine”), pursuant to which Morgan’s Welding agrees to be a guarantor of the Company’s 12 1/2% Senior Subordinated Notes due 2013 issued by the Company to Tontine (the “12 1/2% Senior Subordinated Notes”) and to be bound by the terms of the Company’s 12 1/2% Senior Subordinated Notes (including the form of indenture attached thereto and incorporated therein).
A copy of the Note Guaranty is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of September 30, 2008, to the Indenture, dated as of December 29, 2006, for the 9 1/2% Senior Secured Notes due 2017, by and among Neenah Foundry Company, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee

Exhibit No.	Description
4.2	Note Guaranty, dated as of September 30, 2008, by Morgan’s Welding, Inc. in favor of Tontine Capital Partners, L.P. related to the 12 1/2% Senior Subordinated Notes due 2013

10.1	First Supplement to Intercreditor Agreement, dated as of September 30, 2008, to the Intercreditor Agreement, dated as of December 29, 2006, among Bank of America, N.A., as agent, The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee and collateral agent, Neenah Foundry Company and certain grantors (as defined therein)

10.2	Security Agreement, dated as of September 30, 2008, by Morgan’s Welding, Inc. in favor of The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) for the benefit of the Secured Parties referred to therein

10.3	Pledge Amendment, dated as of September 30, 2008, by Neenah Foundry Company in favor of The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) related to the Pledge Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company and its subsidiaries party thereto in favor of The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), for the benefit of the Secured Parties referred to therein

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NEENAH ENTERPRISES, INC.

Date: October 6, 2008	By: Name:	/s/ Jeffrey S. Jenkins Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance and Interim Chief Financial Officer

NEENAH FOUNDRY COMPANY

Date: October 6, 2008	By: Name:	/s/ Jeffrey S. Jenkins Jeffrey S. Jenkins
	Title:	Corporate Vice President — Finance and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of September 30, 2008, to the Indenture, dated as of December 29, 2006, for the 9 1/2% Senior Secured Notes due 2017, by and among Neenah Foundry Company, the guarantors named therein, and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee

4.2	Note Guaranty, dated as of September 30, 2008, by Morgan’s Welding, Inc. in favor of Tontine Capital Partners, L.P. related to the 12 1/2% Senior Subordinated Notes due 2013

10.1	First Supplement to Intercreditor Agreement, dated as of September 30, 2008, to the Intercreditor Agreement, dated as of December 29, 2006, among Bank of America, N.A., as agent, The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee and collateral agent, Neenah Foundry Company and certain grantors (as defined therein)

10.2	Security Agreement, dated as of September 30, 2008, by Morgan’s Welding, Inc. in favor of The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) for the benefit of the Secured Parties referred to therein

10.3	Pledge Amendment, dated as of September 30, 2008, by Neenah Foundry Company in favor of The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.) related to the Pledge Agreement, dated as of December 29, 2006, by and among Neenah Foundry Company and its subsidiaries party thereto in favor of The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), for the benefit of the Secured Parties referred to therein

5